UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Torchlight Energy Resources, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TORCHLIGHT ENERGY RESOURCES, INC.

2007 Enterprise Avenue

League City, Texas 77573

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 22, 2012

We hereby give notice that the Annual Meeting of Stockholders of Torchlight Energy Resources, Inc. will be held on May 22, 2012, at 10:00 a.m. local time, at 2450 Fondren Road, Suite 112, Houston, Texas 77063, for the following purposes:

(1)	To elect five directors;

(2)	To ratify the appointment of Calvetti, Ferguson & Wagner, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

(3)	To transact such other business as may properly come before the meeting.

Under Nevada law, only stockholders of record on the record date, which is April 10, 2012, are entitled to notice of and to vote at the Annual Meeting or any adjournment. It is important that your shares of common stock be represented at this meeting so that the presence of a quorum is assured.

Your vote is important. Even if you plan to attend the meeting in person, please date and execute the enclosed proxy and return it promptly in the enclosed postage-paid envelope as soon as possible. If you attend the meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,
/s/ Thomas Lapinski
April 20, 2012	Thomas Lapinski
Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 22, 2012.

The Proxy Statement, form of proxy card and Annual Report are available at: www.torchlightenergy.com/investors.

TORCHLIGHT ENERGY RESOURCES, INC.

2007 Enterprise Avenue

League City, Texas 77573

PROXY STATEMENT

INFORMATION CONCERNING THE ANNUAL MEETING

Mailing and Solicitation. Proxies are being solicited on behalf of the Board of Directors of Torchlight Energy Resources, Inc.  This Proxy Statement and accompanying form of proxy card will be sent on or about April 20, 2012 to stockholders entitled to vote at the Annual Meeting.  The cost of the solicitation of proxies will be paid by us. The solicitation is to be made primarily by mail but may be supplemented by telephone calls and personal solicitation by our officers and other employees.

Annual Report on Form 10-K. A copy of our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission, has been mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

Proxies. Whether or not you plan to attend the Annual Meeting, we request that you date and execute the enclosed proxy card and return it in the postage-paid return envelope.  If your shares are held in “street name” through a brokerage or other institution, telephone and internet instructions are also provided on the proxy card you receive.  A control number, located on the proxy card, is designed to verify your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

If your shares are registered in the name of a bank, broker, or other nominee, follow the proxy instructions on the form you receive from the nominee. The availability of telephone and internet proxy will depend on the nominee’s proxy processes. Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in “street name” for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters (so called “broker non-votes”) where the beneficial owner has not given voting instructions. Effective July 1, 2009, the NYSE amended its rule regarding discretionary voting by brokers on uncontested elections of directors such that any investor who does not instruct the investor’s broker on how to vote in an election of directors will cause the broker to be unable to vote that investor’s shares on an election of directors. Previously, the broker could exercise its own discretion in determining how to vote the investor’s shares even when the investor did not instruct the broker on how to vote.  Accordingly, with respect to the election of directors (see Proposal 1), a broker is not entitled to vote the shares of common stock unless the beneficial owner has given instructions. With respect to the ratification of the appointment of Calvetti, Ferguson & Wagner, P.C. as our independent registered public accounting firm (see Proposal 2), a broker will have discretionary authority to vote the shares of common stock if the beneficial owner has not given instructions.

Revocation of Proxies. The proxy may be revoked by the stockholder at any time before a vote is taken by notifying our President in writing at the address of Torchlight Energy Resources, Inc. given above; by executing a new proxy bearing a later date or by submitting a new proxy by telephone or internet; or by attending the Annual Meeting and voting in person.

Voting in Accordance with Instructions. The shares represented by your properly completed proxy will be voted in accordance with your instructions marked on it. If you properly sign, date, and deliver to us your proxy but you mark no instructions on it, the shares represented by your proxy will be voted for the election of the director nominees as proposed (see Proposal 1) and for the ratification of Calvetti, Ferguson & Wagner, P.C. as our independent registered public accounting firm for 2012 (see Proposal 2).  The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting, but if other matters are properly brought before the Annual Meeting, shares represented by properly completed proxies received by mail will be voted in accordance with the judgment of the persons named as proxies.

Quorum. The presence in person or by proxy of a majority of the shares of common stock outstanding on the record date constitutes a quorum for purposes of voting on a particular matter and conducting business at the meeting.

Required Vote. A plurality of the common stock present in person or represented by proxy at the Annual Meeting will elect as directors the nominees proposed (see Proposal 1). The ratification of Calvetti, Ferguson & Wagner, P.C. as our independent registered public accounting firm for 2012 (see Proposal 2) requires the affirmative vote of a majority of the common stock entitled to vote, present in person or represented by proxy.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.

Record Date. The close of business on April 10, 2012 has been fixed as the record date of the Annual Meeting, and only stockholders of record at that time will be entitled to vote.  As of April 10, 2012, there were 14,789,815 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.  Each stockholder is entitled to one vote for each share of common stock held.

No Dissenters’ Rights. Under the Nevada Revised Statutes, stockholders are not entitled to dissenters’ rights with respect to the matters to be voted on at the Annual Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

General Information

Under our bylaws, the number of members of our Board of Directors is to be determined from time to time by resolution adopted by a majority of the Board of Directors or by the stockholders, but in no event will be less than one or more than 15.  Each director is elected to hold office until the next annual or special meeting of stockholders and until such director’s successor has been elected and qualified, or until his or her earlier resignation or removal.  As of the date hereof, the Board of Directors consists of five members.  The Board of Directors has approved and recommended to stockholders the election of five nominees to serve on the Board.  These nominees are Thomas Lapinski, John Brda, Ken Danneberg, Greg Williams and Wayne Turner.  All five of the nominees presently serve as members of our Board of Directors, and are accordingly standing for re-election. There are no family relationships among any of our directors or executive officers.

The persons named in the enclosed Proxy (“Proxy”) have each been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Annual Meeting and adjournments thereof.  Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below.  Each duly elected director will hold office until his successor shall have been elected and qualified.  Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the person named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

Information Regarding Nominees

The names of the nominees for election to the Board, their principal occupations and certain other information follow:

Thomas Lapinski – age 67 – Mr. Lapinski has served as our Chief Executive Officer, Interim Principal Financial Officer and director since November 2010.  He also previously served as our President from November 2010 to January 2012.  He is the founder of Torchlight Energy, Inc., our wholly owned subsidiary, and has served as its Chief Executive Officer, President and director since its incorporation in June 2010. From 2002 to the present, he has engaged in consulting work on various projects, both international and domestic, including the purchase of energy related businesses, primarily focusing on evaluating exploration and re-development opportunities in the Rocky Mountain Region, Texas Gulf Coast, Mid-Continent, the Middle East, and South America. From September 1996 to June 2002, Mr. Lapinski served as President of Stephens Energy International of The Stephens Group, LLC. While there, he was involved in oil and gas exploration and production project development. Prior to that, he spent over 30 years in senior positions with Amoco Corporation before retiring. His expertise is in project evaluations, operations management and strategic planning with experience throughout the Rocky Mountain region, Alaska, U.S. mid-continent, the U.S. Gulf Coast and numerous international arenas. With Amoco, he has held numerous positions, including Division Geophysicist for Rocky Mountain Area, Regional Geophysicist for Africa and the Middle East, Exploration Manager for North and West Africa, President-Amoco Morocco, President-Amoco Turkey, General Manager-Amoco Kenya, Exploration Manager Gulf Coast, Regional Exploration Manager for Southern and Eastern U.S. and Manager for Resource and Business Development in Southern Rocky Mountain Area. He also spent time on a special project for the Chairman of Amoco on key strategic planning issues where he was responsible for long-term monetization of Amoco’s North American asset base. Mr. Lapinski received a degree in Geophysical Engineering from the Colorado School of Mines in 1966.

We appointed Mr. Lapinski as an executive officer and a member of the Board of Directors based on his knowledge and experience in the oil and gas industry.  His ability to identify and evaluate opportunities is vital to our continued success.

John A. Brda – age 47 – Mr. Brda has been our President and Secretary and a member of the Board of Director since January 2012.  He has been the Managing Member of Brda & Company, LLC since 2002, which provides consulting services to public companies—with a focus in the oil and gas sector—on investor relations, equity and debt financings, strategic business development and securities regulation matters.

We believe Mr. Brda is an excellent fit to our Board of Directors and management team based on his extensive experience in transaction negotiation and business development, particularly in the oil and gas sector as well as other non-related industries.  He has consulted with many public companies in the last ten years, and we believe that his extensive network of industry professionals and finance firms will contribute to our success.

Kenneth I. Danneberg – age 84 – Mr. Danneberg has been a member of the Board of Directors since June 20, 2011.  He brings to the company over 45 years of experience covering all aspects of oil and gas exploration and operation in the United States and Canada and is a member of the Rocky Mountain Oil and Gas Hall of Fame.  For the past 15 years he has been the President and CEO of Danneberg Oil Inc., a company engaged in the drilling and production of oil and gas wells.  Several career highlights are listed below:

•

Founder of Zoller and Danneberg, Inc which later become Premier Resources, Ltd.

•

Served as CEO of Premier Resources, Ltd, an AMEX listed company, conducting oil and gas operations in the U.S. and Canada

•

Drilling projects resulted in 22 field discoveries and averaged over 20 drilling projects per year

•

Extensive domestic and international drilling experience

•

Previously served on the boards of the following companies:

o

Alco Oil & Gas (predecessor to Ladd Petroleum a GE Subsidiary)

o

Premier Resources, Ltd

o

Zoller & Danneberg

o

International Bank of Denver

o

Great Horn, Inc.

We appointed Ken Danneberg to our Board because he brings a tremendous depth of knowledge of the oil and gas industry, and in particular, Ken is a distinguished executive in the Rocky Mountain region.

Wayne Turner – age 62 – Mr. Turner has served as one of our directors since March 2011.  He is presently the Managing Partner of, JEBCO Seismic, LP, a position he has held since 1989, and is the Managing Partner of Big Thicket Oil & Gas, L.P., a position he has held since 2001.  Mr. Turner took over management of JEBCO in 1989, when he bought into the company.  JEBCO is a fully independent international geophysical data acquisition contractor.  Jebco’s non-exclusive surveys and third party datasets represent a unique and readily available source of information for both mature and frontier regions.  JEBCO has operated both offshore and onshore in Canada and the U.S.  JEBCO has also conducted surveys in the North Sea, Africa, Asia, and South America.  One of JEBCO’s most significant accomplishments was signing an agreement with the Ministry of Geology in the USSR in 1989. The company was active in Russia, Kazakhstan, Uzbekistan, and Azerbaijan (before and after the break-up of the USSR). The company provided oil and gas exploration information to the industry, assisted in license rounds, and assisted in direct negotiations for oil and gas properties in these countries.  Mr. Turner spent significant time in these countries and personally negotiated all relevant agreements involved.

Mr. Turner started Big Thicket Oil & Gas, L.P. in 2001. This company is active in oil and gas exploration in Texas, Louisiana, Oklahoma, and New Mexico at the present time. Most of the activity is through partnerships, allowing the company to remain small in staff, but have access to expertise in different areas through these partnerships. Big Thicket does not operate wells, but is involved in generating and evaluating prospects. Mr. Turner graduated in 1971 from the University of Houston with a degree in Electrical Engineering. He is active in various charitable organizations; primarily the Houston Livestock Show and Rodeo and Houston Children’s Charities.

Wayne Turner’s expertise in the oil and gas industry makes him an excellent fit to the Board of Directors.  In particular, we believe his experience in geophysical data acquisition is a valuable asset to the company.

Gregory Williams – age 57 – Mr. Williams has served as one of our directors since March 2011.  He is presently the Chief Financial Officer for Oxane Materials, Inc. in Houston, Texas, a position he has held since October 2009.  Oxane is a start-up company in the oil and gas, exploration and production industry making high strength, light weight proppant used in hydraulic fracturing.  As Chief Financial Officer of Oxane, his duties have included corporate secretary responsibilities, equity and debt raising, accounting and control, treasury and finance, corporate taxes, financial planning, risk exposure analysis, information technology, human resources, contract review and financial compliance.  Mr. Williams retired in 2009 from Ineos/Innovene/bp/Amoco after 32 years of financial management experience.  Mr. Williams has over 10 years of petrochemicals experience as the former CFO for Ineos Olefins & Polymers North America including financial stewardship and corporate governance for all Ineos North American businesses and as the bp Chemicals Segment North American Controller.  He has a BBA in Finance from Sam Houston State University and MIM from the American Graduate School of International Management (Thunderbird), in Phoenix, Arizona.

Mr. Williams has over 20 years of exploration and production experience both in the United States and internationally.  This experience and his accounting background make him a vital member of our Board of Directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION

OF THE NOMINEES LISTED ABOVE.

Information Regarding Executive Officers

Executive officers are appointed to serve at the discretion of the Board. These individuals are referred to collectively as our “named executive officers.”

Our named executive officers are as follows:

Name	Age	Position(s) and Office(s)
Thomas Lapinski	67	Chief Executive Officer, Interim Principal Financial Officer and Director
John A. Brda	47	President, Secretary and Director

See “Information Regarding Nominees” above for biographical information of Mr. Lapinski and Mr. Brda.

CORPORATE GOVERNANCE MATTERS

Meetings of the Board

All directors are expected to make every effort to attend meetings of the Board, meetings of any Board committees on which such director serves (if and when such committees are created), and annual meetings of stockholders.  The Board of Directors executed 11 consents to action in lieu of a meeting of the Board of Directors during the year ended December 31, 2011, which consents were each approved unanimously.  Other than consents to action, the Board did not hold any meetings during the year ended December 31, 2011.  Our Board of Directors does not currently have any committees, but we anticipate designating an audit committee, a nominating committee and a compensation committee in the future.

Stockholder Communications with Directors

Any stockholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o President, 2007 Enterprise Avenue, League City, Texas 77573.  Any communication so received will be processed and conveyed to the member(s) of the Board named in the communication or to the Board, as appropriate, except for junk mail, mass mailings, product or service complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

Director Independence

Currently three of our five directors are independent.  Our independent directors are Kenneth Danneberg, Wayne Turner and Gregory Williams.  The definition of “independent” used herein is arbitrarily based on the independence standards of The NASDAQ Stock Market LLC.  The Board performed a review to determine the independence of Kenneth Danneberg, Wayne Turner and Gregory Williams and made a subjective determination as to each of these directors that no transactions, relationships or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of Torchlight Energy Resources, Inc.  In making these determinations, the Board reviewed information provided by these directors with regard to each director’s business and personal activities as they may relate to us and our management.

Board Leadership Structure and Role in Risk Oversight

Our Board is currently composed of five directors, none of whom carries the title of “Chairman.”  In addition to serving on the Board, Thomas Lapinski also currently serves as Chief Executive Officer.  Accordingly, there is often little separation in Mr. Lapinski’s role as principal executive officer and his role as a director.  To mitigate any apparent conflicts this may create, we have chosen to maintain a Board of Directors consisting of a majority of independent directors.  We believe this allows the Board to better oversee and manage risk.  None of our three independent directors holds the title of “lead” independent Director.  Accordingly, all three independent Directors have an equal role in the leadership of the Board.  We believe that our overall leadership structure is appropriate based on our current size.

As a part of its oversight function, the Board of Directors monitors how management operates the company.  Risk is an important part of deliberations at the Board level throughout the year.  The Board of Directors as a whole considers risks affecting us.  The Board considers, among other things, the relevant risks to the company when granting authority to management and approving business strategies. Through this risk oversight process, the Board reserves the right to make changes to our leadership structure in the future if it deems such changes are appropriate and in the best interest of our stockholders.

Audit Committee

The Board of Directors has not yet established a separately-designated standing audit committee. An audit committee typically reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the recommendations and performance of independent auditors, the scope of the annual audits, fees to be paid to the independent auditors, and internal accounting and financial control policies and procedures. Certain stock exchanges require listed companies to adopt a formal written charter that establishes an audit committee. In order to be listed on any of these exchanges, we will be required to establish a separately-designated standing audit committee.  We anticipate designating an audit committee in the future, but there can be no assurances if and when we will establish an audit committee.  Based on our size, the Board of Directors has concluded that an audit committee is not yet necessary. Until such time as we designate a separately-designated standing audit committee, the entire Board of Directors will act as our audit committee and oversee our accounting and financial reporting processes and the audits of our financial statements.  The Board does not currently have a written charter under which it acts as our audit committee.

Report of the Board of Directors

(in lieu of an audit committee)

The Board of Directors has reviewed and discussed with management the audited financial statements of Torchlight Energy Resources, Inc. for the fiscal year ended December 31, 2011.  The Board has discussed with Calvetti, Ferguson & Wagner, P.C., our independent auditors (“CFW”), the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Board has received the written disclosures and the letter from CFW required by applicable requirements of the Public Company Accounting Oversight Board regarding CFW’s communications with the Board concerning independence, and has discussed with CFW the independence of CFW.

Based on the review and discussions referred to in the paragraph above, the Board of Directors determined that the audited financial statements should be included in our annual report on Form 10-K for the fiscal year ended December 31, 2011.  This report is furnished by our Board of Directors, whose members are:

Thomas Lapinski

John A. Brda

Kenneth I. Danneberg

Wayne Turner

Gregory Williams

All information within this “Audit Committee” section of the Proxy Statement, including but not limited to the Report of the Board of Directors, shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101) or to the liabilities of section 18 of the Exchange Act.  Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Compensation Committee

We have not yet established a compensation committee.  Based on our size, the Board of Directors has concluded that a compensation committee is not yet necessary.  The Board plans to establish a compensation committee as some time in the future.  Currently, all of our Board members participate in decisions relating to executive benefit programs and officer and director compensation.  The Board does not currently have a written charter under which it makes such decisions.  The primary objectives of our executive compensation programs are to: (1) attract, retain and motivate skilled and knowledgeable individuals; (2) ensure that compensation is aligned with our corporate strategies and business objectives; (3) promote the achievement of key strategic and financial performance measures by linking short-term and long-term cash  and equity incentives to the achievement of measurable corporate and individual performance goals; and (4) align executives’ and directors’ incentives with the creation of stockholder value.  To achieve these objectives, our Board evaluates our executive compensation program with the objective of setting compensation at levels it believes will allow us to attract and retain qualified executives and directors.  The Board will take under consideration recommendations from executive officers and directors regarding its executive compensation program.  The Board also may obtain advice and assistance from external advisors, including compensation consultants, although the Board did not elect to retain a compensation consultant to assist with determining executive compensation during 2011.

Nominating Committee

We have not yet established a standing nominating committee.  Based on our size, the Board of Directors has concluded that a nominating committee is not yet necessary.  The Board plans to establish a nominating committee as some time in the future.  Currently, all of our Board members participate in the consideration of director nominees.  The Board does not currently have a written charter under which it nominates directors, and accordingly does not have a written policy with regard to the consideration of any director candidates recommended by stockholders.  The Board will, however, consider written nominations of candidates for election to the Board properly submitted by stockholders. For information regarding stockholder nominations to the Board, see “Procedures for Director Nominations” below.

Procedures for Director Nominations

Members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of our business.  All candidates must meet the minimum qualifications and other criteria established from time to time by the Board of Directors.  In considering possible candidates for election as director, the Board is guided by the following standards:

(1)	Each director should be an individual of the highest character and integrity;

(2)	Each director should have substantial experience that is of particular relevance to us;

(3)	Each director should have sufficient time available to devote to the affairs of the company; and

(4)	Each director should represent the best interests of the stockholders as a whole.

We also consider the following criteria, among others, in our selection of directors:

(1)	Technical, scientific, academic, financial and other expertise, skills, knowledge and achievements useful to the oversight of our business, especially relating to the oil and gas industry;

(2)	Diversity of viewpoints, backgrounds, experiences and other demographics; and

(3)

The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the company.

The Board of Directors evaluates suggestions concerning possible candidates for election to the Board submitted to us, including those submitted by Board members (including self-nominations) and stockholders. All candidates, including those submitted by stockholders, will be similarly evaluated by the Board of Directors using the Board membership criteria described above and in accordance with applicable procedures, including such procedures prescribed by the SEC. Once candidates have been identified, the Board will determine whether such candidates meet our qualifications for director nominees and select nominees accordingly.

As noted above, the Board of Directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with applicable SEC requirements and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to us for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name and address; age; principal occupation during the past five years; current directorships on publicly held companies and registered investment companies; and number of shares of our common stock owned, if any.  No candidates for director nominations were submitted to the Board by any stockholder in connection with the 2012 Annual Meeting.

COMPENSATION DISCUSSION

The following table provides summary information for the years 2011 and 2010 concerning cash and non-cash compensation paid or accrued to or on behalf of certain executive officers.

Summary Executive Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)
Thomas Lapinski President, CEO and Director (1)	2011 2010	-$240,000(2) $104,000	- -	- -	- -	- -	- -	- -	-$240,000 $104,000

(1) Thomas Lapinski does not have a compensation arrangement directly with Torchlight Energy Resources, Inc. in connection with his position as our executive officer.  He is, however, also an executive officer of our wholly owned subsidiary, Torchlight Energy, Inc., and is entitled to receive a management fee pursuant to an employment agreement in effect with TEI.  See “Employment Agreements,” below.

(2) Mr. Lapinski’s employment agreement with TEI provides that he is to receive a management fee of $240,000 per year.  For the year ended December 31, 2011, $60,000 of his 2011 management fee has been paid to him and the remaining $180,000 is accrued and unpaid.

Employment Agreements

In July 2010, Torchlight Energy, Inc., our wholly owned subsidiary (“TEI”), entered into an employment agreement with Opal Marketing and Consulting, Inc. (“Opal”).  Our Chief Executive Officer and director, Thomas Lapinski, owns and is the President of Opal.  The agreement provides that Opal will provide the services of Mr. Lapinski to serve as TEI’s President and Chairman of the Board of Directors.  The agreement has a term of two years and provides that TEI is to pay Opal a base fee equal to $240,000 per year, payable monthly.  TEI must also pay all applicable federal, state and local employment taxes, as well as social security and such other amounts, from all amounts paid to Opal.  Further, Mr. Lapinski is eligible to receive stock options and an additional annual bonus as determined by the Board of Directors in its sole discretion in an amount not to exceed 100% of the base fee.  There is currently no employment agreement between Mr. Lapinski and Torchlight Energy Resources, Inc.

In January 2011 we appointed John A. Brda as President and Secretary.  We entered into an Employment Agreement with Mr. Brda that provides that Mr. Brda will serve as President and Secretary for a term of two years and will receive annual compensation of $240,000 in addition to any performance bonuses the Board may choose to grant at its discretion.

Outstanding Equity Awards at Fiscal Year End

We do not have any unexercised options, stock that has not vested or equity incentive plan awards for any of our executive officers or directors outstanding as of the end of our fiscal year ended December 31, 2011.

Compensation of Directors

At present, we do not pay our directors for attending meetings of the Board of Directors, although we may adopt a director compensation policy in the future. We have no standard arrangement pursuant to which directors are compensated for any services they provide or special assignments.  We did, however, provide compensation to certain Directors during the year ended December 31, 2011 as follows:

Summary Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Thomas Lapinski	-	-	(1)	-	-	-	-	-
Kenneth Danneberg	-	39,375	(2)	-	-	-	-	39,375
Wayne Turner	-	39,375	(3)	-	-	-	-	39,375
Gregory Williams	-	-		-	-	-	-	-

(1)

Mr. Lapinski received no compensation in his capacity as a director during the year ended December 31, 2011.  He did, however, receive compensation in his capacity as an executive officer.  (See the “Summary Executive Compensation Table” above.)

(2)	In February 2012, we issued Mr. Danneberg 25,000 shares of common stock in consideration for serving on the Board of Directors during 2011. The shares were valued at $39,375.

(3)	In February 2012, we issued Mr. Turner 25,000 shares of common stock in consideration for serving on the Board of Directors during 2011. The shares were valued at $39,375.

Compensation Policies and Practices as they Relate to Risk Management

We attempt to make our compensation programs discretionary, balanced and focused on the long term.  We believe goals and objectives of our compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. Our approach to compensation practices and policies applicable to employees and consultants is consistent with that followed for its executives.  Based on these factors, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to us, we are aware of three people who, during the fiscal year ended December 31, 2010 were directors, officers, or beneficial owners of more than ten percent of our common stock, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 as follows:

Kenneth I. Danneberg, a member of our Board of Directors, failed to timely file a Form 3 when he became subject to the reporting requirements of Section 16(a) of the Exchange Act on June 20, 2011.  He ultimately filed the report, however, on July 13, 2011.

Wayne Turner, a member of our Board of Directors, failed to timely file a Form 3 when he became subject to the reporting requirements of Section 16(a) of the Exchange Act on March 10, 2011.  He ultimately filed the report, however, on July 8, 2011.

Gregory Williams, a member of our Board of Directors, failed to timely file a Form 3 when he became subject to the reporting requirements of Section 16(a) of the Exchange Act on March 3, 2011.  He ultimately filed the report, however, on July 8, 2011.

Related Person Transactions

On December 1, 2010, we entered into a Business Consultant Agreement with Tammy Skalko, our former director and Chief Executive Officer.  The agreement provided that in consideration for her consulting services, we would pay her $4,000 per month for the term of the agreement (three months) and issue her 50,000 restricted shares of common stock.  On December 17, 2010, we issued Ms. Skalko the 50,000 shares of common stock which were valued at $150,000 on that date.  For the year ended December 31, 2010, we paid Ms. Skalko a total of $4,000 in cash under the agreement.  For the year ended December 31, 2011, we paid Ms. Skalko a total of $8,000 in cash under the agreement.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information at April 10, 2012 with respect to the beneficial ownership of shares of common stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of common stock (based upon reports which have been filed and other information known to us), (ii) each of our Directors (each of whom is nominated for reelection at the Annual Meeting), (iii) each of our executive officers and (iv) all of our executive officers and Directors as a group.  Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.  As of April 10, 2012, there were 14,789,815 shares of common stock outstanding.

Name and address of beneficial owner	Amount of beneficial ownership	Percent of class

Thomas Lapinski	4,600,000 shares	31.10%
Chief Executive Officer and Director
2007 Enterprise Avenue
League City, Texas 77573

John A. Brda	2,512,500 shares (1)	16.99%
President, Secretary and Director
1425 Frontenay
Warson Woods, Missouri 63122

Kenneth I. Danneberg	25,000 shares	0.17%
Director
4505 South Yosemite #379
Denver, Colorado 80237

Wayne Turner	25,000 shares	0.17%
Director
2450 Fondren, Suite 112
Houston, Texas 77063

Gregory Williams	400,000 shares	2.70%
Director
1105 Pine Hurst Court Friendswood, Texas 77546

All directors and executive officers as a group (5 persons)	7,562,500 shares	51.13%

(1)	Includes 182,500 shares held individually by John A. Brda and 2,330,000 shares held by Brda & Company LLC, of which Mr. Brda is the sole owner and Managing Director.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Calvetti, Ferguson & Wagner, P.C. as our independent registered public accounting firm for the current fiscal year.  Calvetti, Ferguson & Wagner, P.C. has served as our independent registered public accounting firm continuously since November 2010.  The Board of Directors wishes to obtain from the stockholders a ratification of the Board’s action in appointing Calvetti, Ferguson & Wagner, P.C. for the fiscal year ending December 31, 2012.  Such ratification requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.  We do not anticipate a representative from Calvetti, Ferguson & Wagner, P.C. to be present at the meeting.

Although not required by law or otherwise, the selection is being submitted to the stockholders for their approval as a matter of good corporate practice.  In the event the appointment of Calvetti, Ferguson & Wagner, P.C. as our independent registered public accounting firm is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to reconsider whether or not to retain that firm as independent registered public accounting firm for the fiscal year ending December 31, 2012.  Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during or after the year if it determines that such a change would be in the best interests of us and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CALVETTI, FERGUSON & WAGNER, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On November 23, 2010, we dismissed Patrick Rodgers, CPA, PA (“Rodgers”) as our independent registered public accountant and engaged Calvetti, Ferguson & Wagner, P.C. (“CFW”) as our new independent registered public accounting firm. Rodgers’ report on our financial statements for fiscal years 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of a qualification with respect to uncertainty as to our ability to continue as a going concern. The decision to change accountants was recommended and approved by our Board of Directors.

During the years ended December 31, 2009 and 2008 and through November 23, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Rodgers’ satisfaction would have caused Rodgers to make reference thereto in connection with Rodgers reports on our financial statements for such fiscal years.  Additionally, during the years ended December 31, 2009 and 2008 and through November 23, 2010, we had no reportable events as set forth in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

We engaged CFW as our new independent accountant as of November 23, 2010.  During the years ended December 31, 2009 and 2008, and the subsequent interim period through November 23, 2010, we nor anyone on our behalf engaged CFW regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a “disagreement” or a “reportable event,” both as such terms are defined in Item 304 of Regulation S-K.

Disclosure about Fees

The following table sets forth the fees paid or accrued by us for the audit and other services provided or to be provided by our principal independent accountants during the years ended December 31, 2011 and 2010.  On November 23, 2010, we dismissed Patrick Rodgers, CPA, PA (“Rodgers”) as our independent registered public accountant and engaged Calvetti, Ferguson & Wagner, P.C. (“CFW”) as our new independent registered public accounting firm.

	2011	2010
Audit Fees(1)	$29,000	$23,000
Audit Related Fees(2)	11,477	-
Tax Fees(3)	780	-
All Other Fees	-	-

Total Fees	$41,257	$23,000

(1)

Audit Fees: This category represents the aggregate fees billed for professional services rendered by the principal independent accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years.

(2)

Audit Related Fees: This category consists of the aggregate fees billed for assurance and related services by the principal independent accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees: This category consists of the aggregate fees billed for professional services rendered by the principal independent accountant for tax compliance, tax advice, and tax planning.

Pre-Approval of Audit and Non-Audit Services

We do not have a standing audit committee. Therefore, for the fiscal years ended December 31, 2011 and 2010 all audit services, audit-related services and tax services, as described above, were provided to us by Rodgers and/or CFW based upon prior approval of the Board of Directors.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS TO BE ACTED UPON

None of the persons who have served as our executive officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in any of the proposals set forth herein, other than elections to office.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board of Directors does not intend to present for action at this Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

PROPOSALS FOR 2013 ANNUAL MEETING

Under SEC regulations, any stockholder desiring to make a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be acted upon at the 2013 annual meeting of stockholders must present the proposal to us at our principal executive offices at 2007 Enterprise Avenue, League City, Texas 77573, Attn: Thomas Lapinski, by December 21, 2012 for the proposal to be eligible for inclusion in our proxy statement.  Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 for the 2013 annual meeting of stockholders will be considered untimely unless received by us no later than 45 days before the date on which we first sent our proxy materials for this year's Annual Meeting.

MISCELLANEOUS

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC.  These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

By Order of the Board of Directors,
/s/ Thomas Lapinski
Thomas Lapinski
Dated: April 20, 2012	Chief Executive Officer and Director

PROXY

TORCHLIGHT ENERGY RESOURCES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2012

The undersigned hereby appoints Thomas Lapinski and John A. Brda, and each of them as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Torchlight Energy Resources, Inc. (the “Company”) held of record by the undersigned on April 10, 2012, at the Annual Meeting of Stockholders to be held on May 22, 2012, at 10:00 AM (CDT) at 2450 Fondren Road, Suite 112, Houston, Texas 77063, and at any adjournments thereof.  Any and all other proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE RATIFICATION IN NUMBER 2, AND FOR THE APPROVAL IN NUMBER 3.

1.

ELECTION OF DIRECTORS OF THE COMPANY.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

       .   FOR all nominees listed

       .   WITHHOLD authority to

below except as marked

vote for all nominees below.

to the contrary.

Thomas Lapinski

John A. Brda

Kenneth I. Danneberg

Wayne Turner

Gregory Williams

2.

PROPOSAL TO RATIFY THE SELECTION OF CALVETTI, FERGUSON & WAGNER, P.C. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

       .      FOR                           .      AGAINST                           .      ABSTAIN

3.

IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

       .      FOR                           .      AGAINST                           .      ABSTAIN

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a partnership, please sign in partnership name by authorized person.  If a corporation or other business entity, please sign in full corporate name by President or other authorized officer.

NUMBER OF

SIGNATURE:_____________________________________________

SHARES OWNED

PRINTED NAME:_________________________________________

_______________

DATE: ________________________________________________

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 22, 2012.

The Proxy Statement, form of proxy card and Annual Report are available at: www.torchlightenergy.com/investors.